EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

1	Sonoco-Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

2	Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

3	Sonoco Flexible Packaging Co., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

4	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

5	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

6	Sonoco Recycling, LLC., a 100%-owned domestic subsidiary, incorporated in North Carolina

7	Sonoco Absorbent Technologies, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

8	Trident Graphics NA LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

9	Gunther U.S.A., Inc., a 100%-owned domestic subsidiary, incorporated in Tennessee

10	Sonoco Paperboard Group LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

11	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan

12	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan

13	Sonoco Plastics B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

14	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

15	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri

16	Sonoco Structural Fiber, LLC, a 95%-owned domestic subsidiary, incorporated in South Carolina

17	Sonoco Polysack A/S, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

18	Sonoco Display and Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

19	Sonoco D & P, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

20	Sonoco D and P York, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

21	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas

22	U.S. Paper Mills Corp., a 100%-owned domestic subsidiary, incorporated in Wisconsin

23	Sonoco Phoenix, Inc., a 100%-owned domestic subsidiary, incorporated in Ohio

24	SPC Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

25	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

26	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

27	Sonoco International, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

28	Sonoco of Puerto Rico, a 100%-owned domestic subsidiary, incorporated in South Carolina

29	Sonoco Luxembourg S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

30	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands

31	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

32	Wisenberg U.S., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

33	Sonoco Flexible Packaging Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

34	1190138 Ontario Inc, a 100%-owned foreign subsidiary, incorporated in Canada

35	S W Inc., a 100%-owned foreign subsidiary, incorporated in Canada

36	Sonoco Ventures UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

37	Sonoco Absorbent Technologies Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

38	Sonoco Holdings UK Limited, a 100%-owned domestic subsidiary, dually incorporated in Delaware and in the United Kingdom

39	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

40	Sonoco Products Company UK, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

41	Sonoco Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

42	Sonoco Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

43	TPT Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

44	Sonoco Polysack Limited, a 100%-owned domestic subsidiary, dually incorporated in South Carolina and in the United Kingdom

45	Sonoco Packaging Tapes Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

46	Sonoco Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

47	Sonoco UK Leasing Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

48	Sonoco Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

49	Capseals Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

50	Sonoco Europe Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

51	Unit Reels & Drums Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

52	Grove Mill Paper Company Limited, a 99.9%-owned foreign subsidiary, incorporated in the United Kingdom

53	TPT Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

54	Heathfield Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

55	Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

56	Cap Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

57	Sonoco Packaging Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

58	Nathaniel Lloyd & Company Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

59	Corepak Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

60	Friarsgate Studio Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

61	Sonoco Consumer Products Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

62	Sonoco Iberia, S.L., a 100%-owned foreign subsidiary, incorporated in Spain

63	Sonoco Bonmati, S.A., a 100%-owned foreign subsidiary, incorporated in Spain

64	Sonoco Pina, S.A., a 100%-owned foreign subsidiary, incorporated in Spain

65	Sonoco Alcore Nederland B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

66	Sonoco Alcore—Demolli S.r.l., a 100%-owned foreign subsidiary, incorporated in Italy

67	Sonoco-Alcore AS, a 100%-owned foreign subsidiary, incorporated in Norway

68	Sonoco Ambalaj Sanayi Ve Ticaret Anonim Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey

69	Sonoco-Alcore Spolka Z Ograniczona Odpowiedzialnoscia, a 100%-owned foreign subsidiary, incorporated in Poland

70	Sonoco International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland

71	Sonoco Alcore NV, a 100%-owned foreign subsidiary, incorporated in Belgium

72	Sonoco International BVI, a 100%-owned foreign subsidiary, incorporated in the British Virgin Islands

73	Sonoco Paper Mill & IPD Hellas Sa, a 100%-owned foreign subsidiary, incorporated in Greece

74	Sonoco SAS, a 100%-owned foreign subsidiary, incorporated in France

75	Tubetex NV, a 100%-owned foreign subsidiary, incorporated in Belgium

76	Sonoco Paper France S.A.S, a 100%-owned foreign subsidiary, incorporated in France

77	Sonoco Consumer Products SAS, a 100%-owned foreign subsidiary, incorporated in France

78	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

79	Sonoco Deutschland Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

80	Sonoco Caprex Karton- und Papierverarbeitungs AG, a 100%-owned foreign subsidiary, incorporated in Switzerland

81	Sonoco Deutschland GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

82	Sonoco Alcore GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

83	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany

84	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

85	Sonoco New Zealand Limited, a 100%-owned foreign subsidiary, incorporated in New Zealand

86	Sonoco Asia, L.L.C., a 79.2%-owned domestic subsidiary, incorporated in Delaware

87	Sonoco Asia Management Company, L.L.C., a 70%-owned domestic subsidiary, incorporated in Delaware

88	Sonoco Thailand Ltd, a 79.2%-owned foreign subsidiary, incorporated in Thailand

89	AGD (Thailand) Limited, a 79.2%-owned foreign subsidiary, incorporated in Thailand

90	Sonoco Taiwan Ltd, a 79.2%-owned foreign subsidiary, incorporated in Taiwan

91	Sonoco Singapore Pte. Ltd., a 79.2%-owned foreign subsidiary, incorporated in Singapore

92	Sonoco Malaysia Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia

93	Sonoco Products Malaysia Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia

94	Sonoco Hongwen Paper Co Ltd, a 63.6%-owned foreign subsidiary, incorporated in China

95	PT Sonoco Indonesia, a 79.2%-owned foreign subsidiary, incorporated in Indonesia

96	Sonoco Kaiping Packaging Company Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

97	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil

98	Sonoco Participacoes Ltda., a 100%-owned foreign subsidiary, incorporated in Brazil

99	Sonoco Embalagens Ltda., a 100%-owned foreign subsidiary, incorporated in Brazil

100	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia

101	Colombiana P.M., LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

102	Inversiones Sonoco Limitada, a 100%-owned foreign subsidiary, incorporated in Chile

103	Sonoco Venezolana, a 90%-owned foreign subsidiary, incorporated in Venezuela

104	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands

105	Sonoco de Mexico SA de CV, a 100%-owned foreign subsidiary, incorporated in Mexico

106	Manufacturas Sonoco SA de CV, a 100%-owned foreign subsidiary, incorporated in Mexico

107	Servicios Mexicanos Ejecutivos Sa de CV, a 100%-owned foreign subsidiary, incorporated in Mexico

108	Sonoco SA de CV, a 100%-owned foreign subsidiary, incorporated in Mexico

109	Sonoco (Weifang) Packaging Company, Ltd., a 79.2%-owned foreign subsidiary, incorporated in China

110	Sonoco Yatai Pinghu Packaging Co Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

111	Sonoco-Alcore Oy, a 100%-owned foreign subsidiary, incorporated in Finland

112	Sonoco Alcore AB, a 100%-owned foreign subsidiary, incorporated in Sweden

113	Sonoco IPD France SAS (fka Sonoco Alcore SAS), a 100%-owned foreign subsidiary, incorporated in France

114	ZAO Sonoco Alcore, a 100%-owned foreign subsidiary, incorporated in Russia

115	Sonoco-Alcore Ou, a 100%-owned foreign subsidiary, incorporated in Estonia

116	Sonoco Operadora S de R L de C V, a 100%-owned foreign subsidiary, incorporated in Mexico

117	Sonoco Venture International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland

118	Sonoco-Alcore S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

119	Sonoco Cores and Paper Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

120	Sonoco Poland Holdings BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands

121	Sonoco JV GmbH & Co. KG, a 100%-owned foreign subsidiary, incorporated in Germany

122	Sonoco Poland—Packaging Services Spolka Z Ograniczona Odpowiedzialnoscia, a 100%-owned foreign subsidiary, incorporated in Poland

123	Trident Graphics Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

124	Sonoco (Xiamen) Packaging Company Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

125	Sonoco Services, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

126	Sonoco India Private Limited, a 79.2%-owned foreign subsidiary, incorporated in India

127	Sonoco (Shanghai) Co., Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

128	CP Acquisition, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

129	Clear Pack Company, a 100%-owned domestic subsidiary, incorporated in Illinois

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

130	Sonoco Plastics Canada ULC, a 100%-owned foreign subsidiary, incorporated in Canada

131	Sonoco Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

132	Sonoco (Taicang) Packaging Co., Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

133	Fair Lawn Packaging Services, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

134	Sonoco Liquidation, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

135	Sonoco Contract Services S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

136	Sonoco Asia Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

137	APEI (IOM), a 100%-owned foreign subsidiary, incorporated in Isle of Man

138	Sonoco Plastics Ireland, a 100%-owned foreign subsidiary, incorporated in Ireland

139	Sonoco Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

140	Sonoco Luxembourg Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

141	APEI UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

142	Tegrant Corporation, 100% owned domestic subsidiary, incorporated in Delware

143	Tegrant Alloyd Brands, Inc., 100% owned domestic subsidiary, incorporated in Delaware

144	Tegrant Alloyd Brands of Puerto Rico, Inc., 100% owned foreign subsidiary, incorporated in Puerto Rico

145	Tegrant Property Holdings, LLC, 100% owned domestic subsidiary, incorporated in Delaware

146	Sonoco Protective Solutions, Inc., 100% owned domestic subsidiary, incorporated in Pennsylvania

147	Createc International, LLC, 100% owned domestic subsidiary, incorporated in Indiana

148	Createc de Mexico, S de R.L., 100% owned foreign subsidiary, incorpoated in Mexico

149	ThermoSafe Brands Asia PTE, 100% owned foreign subsidiary, incorporated in Singapore

150	ThermoSafe Malaysia SDN.BHD, 100% owned foreign subsidiary, incorporated in Malaysia

151	ThermoSafe Brands UK Ltd., 100% owned foreign subsidiary, incorporated in UK

152	Tegrant International, Inc., 100% owned domestic subsidiary, incorporated in Delaware

153	Tegrant de Mexico, S.A. de C.V., 100% owned foreign subsidiary, incorporated in Mexico

154	2103393 Ontario, Inc., 100% owned foreign subsidiary, incorporated in Canada

155	ThermoSafe Brands Europe Ltd., 100% owned foreign subsidiary, incorporated in Dublin

156	ThermoSafe Brands Germany, 100% owned foreign subsidiary, incorporated in Germany

157	SR Holdings of the Carolinas, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina